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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 14, 2002
                                 ---------------
                      (Date of the earliest event reported)



                           National Quality Care, Inc.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       0-19031                 84-1215959
          --------               ------------------------        ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)

    1835 South La Cienega Boulevard, Suite 235 Los Angeles, California 90035
    ------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)

                                 (310) 280-2758
                                 --------------
               Registrant's telephone number, including area code

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ITEM 9.           REGULATION FD DISCLOSURE

         On August 14, 2002, National Quality Care, Inc., a Delaware corporation (the "Company," "we," us" or "our") filed our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Report") with the Securities and Exchange Commission (the "Commission"). In connection with the filing of the Report, we have furnished the certifications set forth below to the Commission, to accompany the Report, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Victor Gura, M.D., Chief Executive Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                NATIONAL QUALITY CARE, INC.


Dated: August 14, 2002                          By: /s/ Victor Gura, M.D.
                                                    ----------------------------
                                                    Victor Gura, M.D.
                                                    Chief Executive Officer

The foregoing certification is being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether filed prior to or after the furnishing of the foregoing certification, regardless of any general or specific incorporation language in any such filing.

                                       2
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         I, Victor Gura, M.D., Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   NATIONAL QUALITY CARE, INC.


Dated: August 14, 2002                             By: /s/ Victor Gura, M.D
                                                       -------------------------
                                                       Victor Gura, M.D.
                                                       Chief Financial Officer

The foregoing certification is being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether filed prior to or after the furnishing of the foregoing certification, regardless of any general or specific incorporation language in any such filing.

                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NATIONAL QUALITY CARE, INC.



Dated:  August 14, 2002                              By: /s/Victor Gura, M.D.
                                                        ------------------------
                                                        Victor Gura, M.D.
                                                        Chief Executive Officer


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